                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                           (this "Form of Election")

         To accompany certificates representing shares of common stock
              ("Tower common stock"), par value $.01 per share, of
           TOWER REALTY TRUST, INC., A MARYLAND CORPORATION ("TOWER")

when submitted in connection with an election to receive $23.00 in cash pursuant to the Agreement and Plan of Merger, dated as of December 8, 1998 (the "Merger Agreement"), by and among Tower, Metropolitan Partners LLC, a Delaware limited liability company ("Metropolitan Partners"), Reckson Operating Partnership, L.P., a Delaware limited partnership ("Reckson OP"), and Reckson Associates Realty Corp., a Maryland corporation ("Reckson"), pursuant to which Tower will be merged with and into Metropolitan Partners (the "merger").

                     THE EXCHANGE AGENT FOR THE MERGER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                           FACSIMILE TRANSMISSION:     BY HAND OR OVERNIGHT
         BY MAIL:         (FOR ELIGIBLE INSTITUTIONS          COURIER:
      40 Wall Street                ONLY)                 40 Wall Street
       46(th) Floor             (718) 234-5001             46(th) Floor
    New York, NY 10005         FOR CONFIRMATION         New York, NY 10005
  Attn.: Reorganization           TELEPHONE:          Attn.: Reorganization
          Dept.                 (718) 921-8200                Dept.

    DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

                        THE TOWER INFORMATION AGENT IS:
                           INNISFREE M&A INCORPORATED
                               501 Madison Avenue
                               New York, NY 10022
                     Call: (212) 750-5833 or (888) 750-5834

    TO BE EFFECTIVE, THIS FORM OF ELECTION, TOGETHER WITH YOUR STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

-------------------------------------------------------------------------------------------
                        BOX A: ELECTION AND DESCRIPTION OF SHARES OF
                                     TOWER COMMON STOCK
                (Attach additional sheets if necessary; check one box only)
               See "Special Election Instructions" and General Instruction 3.

                                       CASH ELECTION:
                          / / ALL SHARES         / / LESS THAN ALL SHARES:
                                                (NUMBER OF SHARES SUBJECT
                                                TO CASH ELECTION)

--------------------------------------------------------------------------------------------
                                                                         NUMBER OF SHARES
                                                                        REPRESENTED BY EACH
                                                                          CERTIFICATE (OR
   NAME AND ADDRESS OF REGISTERED HOLDER(S)                                 COVERED BY
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)        CERTIFICATE          A GUARANTEE OF
         APPEARS ON CERTIFICATE(S))*                  NUMBER**               DELIVERY)
--------------------------------------------------------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------
                                                    TOTAL NUMBER
                                                      OF SHARES

--------------------------------------------------------------------------------------------
 *   In the case of a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.
 **  Certificate numbers are not required if certificates will be delivered using the
     Guarantee of Delivery procedures.

--------------------------------------------------------------------------------------------

 PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN
               THIS FORM OF ELECTION CAREFULLY BEFORE COMPLETING.

    THE "ELECTION DEADLINE" IS 5:00 P.M. (EASTERN TIME) ON       , 1999, UNLESS
THE TOWER SPECIAL MEETING (AS DEFINED BELOW) IS RESCHEDULED. A COMPLETED FORM OF ELECTION, TOGETHER WITH YOUR TOWER STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY (EACH AS DEFINED BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION (AS DEFINED BELOW) MADE HEREBY TO BE EFFECTIVE. IF A PROPERLY COMPLETED FORM OF ELECTION, TOGETHER WITH YOUR TOWER STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE NOT MADE A CASH ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION (AS DEFINED BELOW) WHICH YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO INDICATE WHETHER YOU ARE MAKING A CASH ELECTION WITH RESPECT TO ALL OF THE SHARES COVERED BY THIS FORM OF ELECTION IN BOX A ABOVE, YOU WILL BE DEEMED TO HAVE INDICATED A CASH ELECTION WITH RESPECT TO ALL OF SUCH SHARES. IF YOUR TOWER STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR TOWER STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE TOWER STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH A CASH ELECTION IS BEING MADE.

    Copies of the Joint Proxy Statement/Prospectus of Reckson and Tower dated
            , 1999, relating to the merger (the "Joint Proxy Statement/Prospectus"), as well as extra copies of this Form of Election, may be requested from Innisfree M&A Incorporated, the Tower Information Agent, at the toll-free phone number shown on the cover of this Form of Election, or from the Exchange Agent at the addresses or the toll-free number shown on the cover of this Form of Election. The return of this Form of Election to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

    If your Tower stock certificate(s) have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 12 below. You cannot submit an effective Form of Election without enclosing your Tower stock certificate(s) or a Guarantee of Delivery with this Form of Election. If you submit a Guarantee of Delivery, your Tower stock certificates must be delivered within three NYSE trading days thereafter. Therefore, if you wish to make a Cash Election, it is critical that you act immediately to obtain replacement stock certificates.

    COMPLETING AND RETURNING THIS FORM OF ELECTION DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT AT THE TOWER SPECIAL MEETING. TO VOTE AT THE TOWER SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE PROXY CARD THAT ACCOMPANIED THE JOINT PROXY STATEMENT/ PROSPECTUS, OR YOU MUST ATTEND THE TOWER SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES AT THE MEETING. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR SHARES OF TOWER COMMON STOCK, PLEASE CALL INNISFREE M&A INCORPORATED TOLL-FREE AT (888) 750-5834.

Ladies and Gentlemen:

    Pursuant to the Merger Agreement and subject to the proration procedures included in the Merger Agreement and described in the Joint Proxy Statement/Prospectus, the undersigned hereby surrenders to American Stock Transfer & Trust Company, as Exchange Agent, certificate(s) representing all of the shares of Tower common stock (each such certificate, a "Tower stock certificate") listed in Box A above and hereby elects, to the extent indicated in Box A above, to have shares of Tower common stock represented by such Tower stock certificates, converted into the right to receive $23.00 in cash, without interest (a "Cash Election"). The undersigned understands that the Exchange Agent will, in accordance with the procedures set forth in the Merger Agreement, pay cash in lieu of any fractional shares of Reckson class B common stock or, if applicable, fractional Reckson OP 7% notes (each as defined below) otherwise issuable in connection with the merger. Any cash (excluding cash received in lieu of fractional shares or notes) received by holders of Tower common stock and holders of units representing limited partnership interests ("Tower OP units") of Tower Realty Operating Partnership, L.P., a Delaware limited partnership ("Tower OP"), in connection with the merger is hereinafter referred to as "Cash Consideration." Any Cash Consideration, Reckson class B common stock or Reckson OP 7% notes received by holders of Tower common stock and Tower OP units in connection with the merger is hereinafter collectively referred to as the "Merger Consideration."

    The undersigned understands that a Cash Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that in the merger 25% of the outstanding shares of Tower common stock and Tower OP units will be converted into the right to receive cash and 75% of the outstanding shares of Tower common stock and Tower OP units will be converted into the right to receive Reckson class B common stock and, if Reckson common stockholders do not approve the issuance of only Reckson class B common stock as the sole form of non-cash consideration to be issued in the merger (the "Share Issuance Proposal"), Reckson OP 7% notes. The undersigned understands that in the merger,

    - if Reckson common stockholders approve the Share Issuance Proposal, holders of shares of Tower common stock or Tower OP units will receive for each of their shares or units, at their election and subject to proration, either:

       - $23.00 in cash or

       - .8364 of a share of class B exchangeable common stock, par value $.01 per share, of Reckson ("Reckson class B common stock").

    - if Reckson common stockholders do not approve the Share Issuance Proposal, holders of shares of Tower common stock or Tower OP units will receive for each of their shares or units, at their election and subject to proration, either:

       - $23.00 in cash or

       - .5725 of a share of Reckson class B common stock and $7.2565 principal amount of 7% senior unsecured notes due 2009 of Reckson OP (the "Reckson OP 7% notes").

    THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION IF, AS A RESULT OF THE CASH ELECTIONS MADE, THE CASH CONSIDERATION IS OVERSUBSCRIBED OR UNDERSUBSCRIBED, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A COMBINATION OF CASH, RECKSON CLASS B COMMON STOCK AND RECKSON OP 7% NOTES THAT DIFFERS FROM THE ELECTION MADE HEREBY.

    The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the consummation of the merger, the registered holder of the shares of Tower common stock represented by the Tower stock certificate(s) surrendered herewith, with good title to such shares of Tower common stock and full power and authority (i) to sell, assign and transfer such shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) to make the

Cash Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of Tower common stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

    The appropriate box must be checked in Box A above in order to make a Cash Election. To make a Cash Election with respect to some but not all shares covered by this Form of Election, a holder should check the box next to "Less Than All Shares" and write the number of shares for which a Cash Election is being made. The box indicating a Cash Election for "All Shares" may be checked by those wishing to make a Cash Election for all shares held, but any Form of Election received by the Exchange Agent without any checked election box or with more than one checked election box will be treated as indicating a Cash Election for "All Shares."

    ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN SECTION
1.4 OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE JOINT PROXY STATEMENT/PROSPECTUS AS ANNEX A. THE PRORATION PROCEDURES ARE DESCRIBED UNDER THE CAPTION "THE MERGER AGREEMENT--MERGER CONSIDERATION; ELECTION AND CONVERSION OF SHARES OF TOWER COMMON STOCK AND TOWER OP UNITS; FRACTIONAL SHARES; SPECIAL DIVIDEND" IN THE JOINT PROXY STATEMENT/PROSPECTUS AND IN GENERAL INSTRUCTION 3 BELOW. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION.

    ALL HOLDERS OF TOWER COMMON STOCK WISHING TO MAKE AN ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION PRIOR TO THE ELECTION DEADLINE. ALL HOLDERS SUBMITTING A FORM OF ELECTION THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE NOT MADE A CASH ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM.

    The Exchange Agent reserves the right to deem that you have made a Cash Election for "All Shares" if:

    A. No choice is indicated in Box A above; or

    B. More than one choice is indicated in Box A above.

    The Exchange Agent reserves the right to deem that you have NOT made any Cash Election if:

    A. You fail to follow the instructions on this Form of Election (including failure to submit your Tower stock certificate(s) or a Guarantee of Delivery) or otherwise fail to properly make a Cash Election;

    B. A completed Form of Election (including submission of your Tower stock certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

    C. You return this Form of Election with a Guarantee of Delivery but do not deliver the Tower stock certificates representing the shares in respect of which the Cash Election is being made within three NYSE trading days thereafter.

    Notwithstanding anything to the contrary in this Form of Election, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election but shall be under no obligation to do so.

    In order to receive the Merger Consideration, this Form of Election must be
(i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Tower stock certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to properly make a Cash Election, these actions must be taken in a timely fashion such that the Form of Election and other required documents are received by the Exchange Agent prior to the Election Deadline.

    The effectiveness of Cash Elections received by the Election Deadline that are accompanied by a Guarantee of Delivery will not be finally determined until three NYSE trading days after the Election Deadline. As a result, it is expected that a final determination of the Merger Consideration to which a holder of Tower common stock is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days after the Election Deadline. In addition, in lieu of issuing fractional shares or fractional notes, the Exchange Agent will sell whole shares and whole notes in the public market shortly after the consummation of the merger and will distribute the proceeds to former holders of Tower common stock and Tower OP units in amounts proportionate to their entitlement to fractional shares and notes, as the case may be. The Merger Consideration is expected to be mailed promptly following determination of each holder's entitlement.

    Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Tower stock certificates, the Merger Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" box is completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In addition, appropriate signature guarantees must be included with respect to shares of Tower common stock for which Special Issuance and Payment Instructions are given.

-------------------------------------------

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                      (SEE GENERAL INSTRUCTIONS 6 AND 11)

      To be completed ONLY if the Merger Consideration is to be issued in the name of, and mailed to, someone other than the undersigned.

  Issue the Merger Consideration to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  If you complete this box, you will need a signature guarantee by an eligible institution. See General Instruction 6.

-------------------------------------------

-------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                          (SEE GENERAL INSTRUCTION 11)

      To be completed ONLY if the Merger Consideration is to be mailed to the undersigned at an address other than that shown in Box A above.

  Mail the Merger Consideration to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Check this box if this is a permanent change of address. / /

-------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
  Signature:__________________________________________________________________
  Signature:__________________________________________________________________
  Dated:______________________________________________________________________
  Name(s):____________________________________________________________________
                                 (PLEASE PRINT)
  Capacity:___________________________________________________________________

  Daytime Area Code and
  Telephone Number:___________________________________________________________

  Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Shares of Tower Common Stock" or on the assignment authorizing transfer.

  If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 10.)

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
          (REQUIRED ONLY IN CASES SPECIFIED IN GENERAL INSTRUCTION 6)

  The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

  Dated: ________________________
  ____________________________________________________________________________

                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)
   __________________________________________________________________________
                          (FIX MEDALLION STAMP ABOVE)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (TO BE USED IF TOWER STOCK CERTIFICATES
                         ARE NOT SURRENDERED HEREWITH)
                          (SEE GENERAL INSTRUCTION 7)

  THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF TOWER COMMON STOCK COVERED BY THIS FORM OF ELECTION NO LATER THAN 5:00 P.M. (EASTERN TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

  / / A member of a registered national      ---------------------------------------------
      securities exchange                             FIRM (PLEASE PRINT OR TYPE)

  / / A member of a National Association of  ---------------------------------------------
      Securities Dealers, Inc.                           AUTHORIZED SIGNATURE

  / / A commercial bank or trust company in  ---------------------------------------------
      the United States                                         ADDRESS

                                             ---------------------------------------------
                  Dated:                            AREA CODE AND TELEPHONE NUMBER
---------------------------------------------

  ----------------------------------------------------------------------------

                              GENERAL INSTRUCTIONS

    This Form of Election is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of shares of Tower common stock desiring to make a Cash Election. It may also be used as a letter of transmittal for holders of Tower common stock who do not complete and submit the Form of Election prior to the Election Deadline. Until a record holder's Tower stock certificates are received by the Exchange Agent at one of the addresses set forth on the cover of this Form of Election, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing shares of Reckson class B common stock or, if applicable, Reckson OP 7% notes or the check representing the Cash Consideration or cash in lieu of fractional shares or notes (if any) in exchange for their Tower stock certificates. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Tower common stock receiving Reckson class B common stock will be entitled to any dividends or other distributions paid on Reckson class B common stock after the consummation of the merger. If your stock certificate(s) are lost, stolen or destroyed, please refer to General Instruction 12 below.

    A HOLDER OF TOWER COMMON STOCK SHOULD CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE A CASH ELECTION. ONLY ONE ELECTION BOX MAY BE CHECKED.

    Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be requested from Innisfree M&A Incorporated, the Tower Information Agent, at the toll-free phone number shown on the cover of this Form of Election, or from the Exchange Agent at the addresses or the toll-free number shown on the cover of this Form of Election. The delivery of this Form of Election to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

    1. ELECTION DEADLINE. UNLESS THE TOWER SPECIAL MEETING IS RESCHEDULED AFTER THE MAILING OF THE JOINT PROXY STATEMENT/PROSPECTUS, THE ELECTION DEADLINE IS
5:00 P.M. (EASTERN TIME) ON             , 1999, THE LAST BUSINESS DAY PRIOR TO
THE DATE OF THE SPECIAL MEETING OF STOCKHOLDERS OF TOWER CALLED TO APPROVE THE MERGER (THE "TOWER SPECIAL MEETING"). For any Cash Election contained herein to be effective, this Form of Election, properly completed, and the related Tower stock certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown on the cover of this Form of Election at or prior to the Election Deadline. ANY TOWER STOCK CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR YOU WILL BE DEEMED TO HAVE NOT MADE A CASH ELECTION. The Exchange Agent will determine whether any Form of Election or any Tower stock certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith will be conclusive and binding.

    2. REVOCATION OR CHANGE OF FORM OF ELECTION. A Form of Election may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election prior to the Election Deadline from the record holder of the shares covered by such election. Any person who has effectively revoked a Form of Election may, by signed and written notice to the Exchange Agent, request the return of the Tower stock certificates submitted to the Exchange Agent and such Tower stock certificates will be returned without charge to such person promptly after receipt of such request.

    3. ELECTION PROCEDURES/PRORATION. To properly complete Box A, (i) the undersigned must check the appropriate box and, if the "Less Than All Shares" box is checked the undersigned must indicate the number of shares for which a Cash Election is being made (if no box or both boxes are checked, the "All Shares" box will be deemed to have been checked); (ii) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and (iii) the number of each Tower stock certificate surrendered herewith must be written in the column under the heading "Certificate Number" or if the Guarantee of Delivery procedures are used, the number of shares represented by the Tower stock certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by Each Certificate (or covered by a Guarantee of Delivery)," but no certificate number is required. As set forth in the Joint Proxy Statement/Prospectus,

    - if Reckson common stockholders approve the Share Issuance Proposal, holders of shares of Tower common stock or Tower OP units will receive for each of their shares or units, at their election and subject to proration, either:

       - $23.00 in cash or

       - .8364 of a share of Reckson class B common stock.

    - if Reckson common stockholders do not approve the Share Issuance Proposal, holders of shares of Tower common stock or Tower OP units will receive for each of their shares or units, at their election and subject to proration, either:

       - $23.00 in cash or

       - .5725 of a share of Reckson class B common stock and $7.2565 principal amount of Reckson OP 7% notes.

    In the merger, 25% of the outstanding shares of Tower common stock and Tower OP units will be converted into the right to receive cash. If the total number of Cash Elections result in an oversubscription or undersubscription of the Cash Consideration, the procedures for allocating the Merger Consideration set forth in section 1.4 of the Merger Agreement and described in the Joint Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Joint Proxy Statement/Prospectus under the caption "The Merger Agreement--Merger Consideration; Election and Conversion of Shares of Tower Common Stock and Tower OP Units; Fractional Shares; Special Dividend." The effectiveness of Cash Elections received by the Election Deadline that are accompanied by a Guarantee of Delivery will not be finally determined until three NYSE trading days after the Election Deadline. As a result, it is expected that the final determination of the Merger Consideration to which a holder of Tower common stock is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days after the Election Deadline. In addition, in lieu of issuing fractional shares or fractional notes, the Exchange Agent will sell whole shares and whole notes in the public market shortly after the consummation of the merger and will distribute the proceeds to former holders of Tower common stock and Tower OP units in amounts proportionate to their entitlement to fractional shares and notes, as the case may be. The Merger Consideration is expected to be mailed promptly following determination of each holder's entitlement.

    4. TERMINATION OF MERGER AGREEMENT. Consummation of the merger is subject to the required approval of the stockholders of Tower and to the satisfaction of certain other conditions. No payments related to any surrender of Tower stock certificates or receipt of Forms of Election with respect to Tower OP units will be made prior to the consummation of the merger and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Cash Elections will be void and of no effect and the Exchange Agent will promptly return all Tower stock certificates previously received by it. In such event, shares of Tower common stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing shares of Tower common stock held of record directly by the beneficial owners of such shares of Tower common stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

    5. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a share of Reckson class B common stock or, if applicable, Reckson OP 7% notes will be issued. In lieu thereof, the Exchange Agent will remit on Reckson's behalf cash, without interest, representing such holder's proportionate interest in the net proceeds from the sale by the Exchange Agent of the whole securities comprising the aggregate of the fractions of Reckson class B common stock or Reckson OP 7% notes, as the case may be. Holders of Tower common stock shall not be entitled to dividends, voting rights or any other rights in respect of any fractional share or interest amounts or other rights in respect of any fractional notes.

    6. GUARANTEE OF SIGNATURES. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Tower stock certificate(s), the signatures on this Form of Election need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Tower common stock with respect to the surrendered Tower stock certificate(s), signatures on this Form of Election must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

    7. DELIVERY OF FORM OF ELECTION AND TOWER STOCK CERTIFICATES; GUARANTEE OF DELIVERY. This Form of Election, properly completed and duly executed, together with your Tower stock certificate(s) (or a Guarantee of Delivery), should be delivered to the Exchange Agent at one of the addresses set forth on the cover of this Form of Election. A Guarantee of Delivery of Tower stock certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY TOWER STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such Tower stock certificates within such three-day period shall invalidate any Cash Election, and you shall be deemed to have not made any Cash Election. THE METHOD OF DELIVERY OF THE FORM OF ELECTION, THE TOWER STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES OF TOWER COMMON STOCK. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

    8. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of Tower common stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election covering the aggregate number of shares of Tower common stock held by such Representative for the beneficial owners for whom the Representative is making a Cash Election. Any Representative that makes a Cash Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Tower common stock for a particular beneficial owner. If any shares of Tower common stock are not covered by an effective Form of Election, they will be deemed to be "Non-Electing Securities" as defined in section 1.4 of the Merger Agreement.

    9. INADEQUATE SPACE. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of Tower common stock represented thereby should be listed on additional sheets and attached hereto.

    10.  SIGNATURES ON FORM OF ELECTION, SHARE POWERS AND ENDORSEMENTS.

        (a) All signatures must correspond exactly with the name written on the face of the Tower stock certificate(s) without alteration, variation or any change whatsoever.

        (b) If the Tower stock certificate(s) surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election.

        (c) If any surrendered shares of Tower common stock are registered in different names on several Tower stock certificates, it will be necessary to complete, sign and submit as many separate Forms of Election as there are different registrations of Tower stock certificates.

        (d) If this Form of Election is signed by a person(s) other than the record holder(s) of the Tower stock certificate(s) listed (other than as set forth in paragraph (e) below), such certificate(s) must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

        (e) If this Form of Election is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Tower stock certificate(s), he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

    11. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed ONLY if the Merger Consideration is to be issued in the name of someone other than the person(s) signing this Form of Election. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

    In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned ONLY if different from the address set forth in Box A.

    12. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Form of Election without enclosing your Tower stock certificate(s) with this Form of Election or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the Tower stock certificate(s). If your Tower stock certificate(s) have been lost, stolen or destroyed, you are urged to call Tower's transfer agent (the "Transfer Agent"), at (718) 921-8210 or (800) 937-5449. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement stock certificate. You may be required to post an indemnity bond if so required by Reckson.

    13. MISCELLANEOUS. The Exchange Agent has the discretion to determine whether a Form of Election has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election. The good faith decision of the Exchange Agent in such matters shall be conclusive and binding. The Exchange Agent is not under any duty to give notification of defects in any Form of Election.

    14. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election, may be requested from Innisfree M&A Incorporated, the Information Agent, at the toll-free phone number shown on the cover of this Form of Election, or from the Exchange Agent at the addresses or the toll-free number shown on the cover of this Form of Election.

                           IMPORTANT TAX INFORMATION

    Under Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Tower common stock pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for shares of Tower common stock may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

    In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Tower common stock must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Tower common stock. If the Tower common stock is held in more than one name or is not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Tower common stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, Reckson will withhold 31% of all such payments and dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

    For a summary of the material Federal income tax consequences of the receipt of the Merger Consideration, see "The Merger--Material U.S. Federal Income Tax Consequences of the Merger" in the Joint Proxy Statement/ Prospectus.

                   PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
       SUBSTITUTE         Part 1--PLEASE PROVIDE YOUR TAX-    Social Security Number(s) or
          FORM            PAYER IDENTIFICATION NUMBER IN        Employer Identification
          W-9             THE BOX AT RIGHT BY SIGNING AND              Number(s)
  PLEASE FILL IN YOUR     DATING BELOW
 NAME AND ADDRESS BELOW
 ---------------------    PART 2--Exempt Payees / /
     Name (if joint
 ownership, list first
 and circle the name of
          the
                          PART 3--Awaiting TIN / /
 person or entity whose
         number
 is entered in Part 1)    CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:
  Address (number and     (1) The number shown on this form is my correct Taxpayer
        street)           Identification Number (or I am waiting for a number to be issued to me), and
                          (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to
                              backup withholding as a result of a failure to report all
                              interest or dividends, or
City, State and Zip Code     (c) the IRS has notified me that I am no longer subject to backup withholding.

   DEPARTMENT OF THE
        TREASURY
INTERNAL REVENUE SERVICE  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reported interest or dividends on your tax return. However, if after being notified by the IRS that you
                          were subject to backup withholding you received another
  PAYER'S REQUEST FOR     notification from the IRS stating that you are no longer subject
        TAXPAYER          to backup withholding, do not cross out item (2). If you are
 IDENTIFICATION NUMBER    exempt from backup withholding, check the box in Part 2 above.
         (TIN)
                                     SIGNATURE:   DATE:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION, INCLUDING THE SUBSTITUTE FORM
      W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
      THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF
      TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9.

                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver an application in the near future.
I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.
                             Signature                                        Date

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
                                   GIVE THE
                                   SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:          NUMBER OF:
---------------------------------------------------------
1.         Individual              The individual

2.         Two or more             The actual owner of
           individuals (joint      the account or, if
           account)                combined funds, the
                                   first individual on
                                   account (1)

3.         Custodian account of a  The minor (2)
           minor (Uniform Gift to
           Minors Act)

4.         a. The usual revocable  The grantor-trustee
             savings trust         (1)
             account (grantor is
             also trustee)

           b. So-called trust      The actual owner (1)
             account that is not
             a legal or valid
             trust under State
             law

5.         Sole proprietorship     The owner (3)
---------------------------------------------------------

                                   GIVE THE
                                   EMPLOYER
                                   IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:          NUMBER OF:
---------------------------------------------------------
6.         Sole proprietorship     The owner (3)

7. A valid trust, estate, The legal entity (4) or pension trust

8.         Corporate               The corporation

9.         Association, club,      The organization
           religious, charitable,
           educational, or other
           tax-exempt
           organization

10.        Partnership             The Partnership

11. A broker or registered The broker or nominee nominee

12.        Account with the        The public entity
           department of
           Agriculture in the
           name of a public
           entity (such as a
           State or local
           government, school
           district, or prison)
           that receives
           agricultural program
           payments

--------------------------------------------------
--------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding with respect to interest and dividend payments and broker transactions include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

- The United States, a State, the District of Columbia, or a possession of the United States, or a political subdivision, agency or instrumentality thereof.

- A foreign government or any political subdivision, agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

- A real estate investment trust.

- A common trust fund operated by a bank under section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

- Payments of patronage dividends where the amount received is not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to non-resident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

Exempt payees described above should file from W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 OF THE FORM, RETURN IT TO THE PAYER, AND SIGN AND DATE THE FORM.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia, to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE